DEAR SHAREHOLDERS:
--------------------------------------------------------------------------------

     The Lexington Worldwide Emerging Markets Fund appreciated 6.4%* during the second quarter and 14.2%* for the six month period through June. According to Lipper Analytical Services, Inc. the average emerging markets fund advanced 10.5% for the quarter and 21.0% for the first half of the year. The unmanaged Morgan Stanley Emerging Market Free Index** posted gains of 8.6% for the quarter and 17.7% during the first half.

     Most emerging markets have been strong performers in 1997 with the exception of Southeast Asia. Russia has been the best of the best with a first half gain of 117.8%. The Latin American region provided the best regional returns, advancing 40.8% through June. Brazil, with a gain of 54.1%, was the strongest performer in the Latin region. Thailand was the worst market with a loss of 35.7%. The Philippines and Malaysia each lost over 11% during the first half. Despite relatively large positions in Russia and Greece, the Fund underperformed its peers due to several factors. Asian holdings in Malaysia, Singapore, and the Philippines hurt performance in the second quarter as concerns over the banking and property sectors led to rising interest rates and falling stock prices. Positions in these markets were greatly reduced but performance did suffer. Although only slightly underweight in Latin America, the Fund's holdings were too defensive for the region which was, and is, experiencing an economic recovery. There were positive results as well. Russian stocks in the Fund provided big returns as did Greek equities. Greek stocks advanced 44% during the first half as interest rates continued to fall with inflation. Greek equities had performed poorly in 1996 and offered excellent value heading into 1997.

     The current environment remains positive for emerging market equities with Southeast Asia being the primary exception. Latin American equities have been among the star performers in 1997. A combination of rising economic activity, falling inflation and interest rates, plus economic reform has propelled equities to sharp gains. Brazilian equities rose 54.1% during the first half. The largest companies such as Telebras enjoyed the strongest gains as investors bet on further economic reform in utilities. Mexican stocks lagged Brazil but still gained 30.0%. A stronger than expected economic recovery, attractive valuation levels, and falling interest rates were the main contributors to the market. The outlook for the region remains positive although the sharp outperformance of Brazil dictates that better opportunities lie in Mexico and perhaps Argentina. While Latin stocks have advanced sharply, many Asian equities have continued to decline. Years of heavy capital inflows and currencies tied to the U.S. dollar have led to excesses in property, banks, and the industrial sector. Thailand has the greatest problems in the region. The Thai market declined 35.7% during the first half of 1997. A recent devaluation of the Thai Baht has left the corporate sector in a precarious state as Thai companies had borrowed $80 billion in foreign loans. The cost of these loans has now risen as a result of the devaluation. Economic pain and adjustment will take some time to work through the economies of these countries. The short term outlook will likely see continued high interest rates and weak currencies, ultimately, as investors become even more negative. Opportunities will increase in this region if one takes a 2-3 year view.

     The Lexington Worldwide Emerging Markets Fund is overweight in Latin America. Mexico, with a 13% weighting is the largest holding. We expect strong profit momentum and continued falls in inflation. Brazilian equities have performed exceptionally well and as a result we are taking some profits. Chilean holdings should continue to benefit as that economy slows and interest rates fall. Holdings in Asia, outside of Hong Kong and China remain very low. As Southeast Asia continues to fall we have increased our focus on this region as we expect good value to emerge. Hong Kong stocks with a heavy concentration of Chinese business continue to perform well and valuations are still attractive. Elsewhere, the Fund has over 6% in Russian equities which have risen well over 100%. Russia is being further integrated into the investment community. The Russian market is currently being fueled by a flood of western cash and hopes that President Yeltsin's reformed minded government can succeed. Volatility in Russia is very high; however, the long term outlook does offer substantial upside even from current levels. Finally, Greek equities have been reduced to 3% of the Fund as a first half rise of 44.0% has made Greek stocks less attractive.

                                            Sincerely,


            /s/Richard T. Saler                           /s/Robert M. DeMichele
            --------------------                          ----------------------
            Richard T. Saler                              Robert M. DeMichele
            Portfolio Manager                             President
            August, 1997                                  August, 1997






  *8.16%, 9.98% and 7.16% are the one, five and ten year average annual standard total returns, respectively, for the period ended June 30, 1997. Prior to June 1991, the Fund operated under a different name and investment objective. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. Total return represents past performance and is not predictive of future results.

 **All country and regional  returns are from the  corresponding  Morgan Stanley
   Capital International Indicies. Returns are dollar based with net dividends reinvested.

LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
June 30, 1997 (unaudited)

     Number of                                                        Value
      Shares            Security                                     (Note 1)
-------------------------------------------------------------------------------

                  COMMON STOCKS: 98.4%
                  ARGENTINA: 5.2%
     110,800      Banco Frances del Rio de la Plata S.A.2 .......   $ 3,601,000
     687,310      Perez Companc S.A. ............................     5,519,764
     112,600      Telefonica de Argentina S. A. (ADR) ...........     3,898,775
                                                                    -----------
                                                                     13,019,539
                                                                    -----------

                  BRAZIL: 12.2%
     284,700      Aracruz Celulose S.A. (ADR) ...................     5,800,763
   6,340,000      Banco Itau S.A. (Preferred shares) ............     3,621,854
  46,610,000      CESP--Companhia Energetica de Sao Paulo
                    (Preferred shares)2 .........................     3,117,297
   6,790,000      Cia Tecidos Norte De Mina (Preferred shares) ..     2,649,023
   3,690,000      Companhia Cervejaria Brahma (Preferred shares)      2,827,788
   6,270,000      Light--Servicos de Electricidade S.A. .........     3,028,569
   9,693,000      Petroleo Brasileiro S.A. (Preferred shares) ...     2,656,115
     298,500      Riograndense Telecom (Preferred shares)2 ......       451,958
      10,631      Riograndense Telecom (Rights)2 ................         2,434
  21,110,000      Telecomunicacoes Brasileiras S.A. .............     3,206,067
  10,480,000      Telecomunicacoes de Sa Paulo S.A. .............     3,407,187
                                                                     -----------
                                                                     30,769,055
                                                                     -----------

                  CHILE: 7.6%
     581,200      Antofagasta Holdings Plc ......................     4,435,030
     268,400      Banco Santander (ADR) .........................     3,958,900
     151,700      Empresa Nacional Electricidad S.A. (ADR) ......     3,422,731
     129,200      Enersis S.A. ..................................     4,594,675
     173,800      Maderas y Sinteticos Sociedad  Anonima S.A. (ADR)   2,889,425
                                                                     ----------
                                                                     19,300,761
                                                                     ----------
                  COLOMBIA: 1.0%
     95,600       Banco Ganadero S.A. (ADR) .....................     2,497,550
                                                                     ----------


                  CZECH REPUBLIC: 1.0%
     24,780       SPT Telekon AS2 ...............................     2,600,207
                                                                     ----------

LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
June 30, 1997 (unaudited) (continued)

     Number of                                                        Value
      Shares            Security                                     (Note 1)
-------------------------------------------------------------------------------

                  GREECE: 2.9%
     160,100      Delta Dairy S.A. (Preferred shares) ............  $ 1,394,101
     113,000      Hellenic Tellecommunication Organization S.A. ..    2,655,481
      12,126      Hellenic Tellecommunication Organization S.A.
                    (Rights)2 ....................................       19,881
     277,200      Michaniki S.A. .................................    2,100,688
      23,400      Titan Cement Company ...........................    1,155,208
                                                                    -----------
                                                                      7,325,359
                                                                    -----------


                  HONG KONG: 7.2%
   4,492,800      Founder Hong Kong, Ltd. ........................    3,044,578
   5,432,000      Glorious Sun Enterprises .......................    2,576,723
   3,396,000      JCG Holdings, Ltd. .............................    2,739,671
     900,000      Jiangsu Expressway Company, Ltd.1,2 ............      319,467
   4,120,000      Moulin International Holding, ..................    3,004,667
      52,900      Nu Skin Asia Pacific, Inc.2 ....................    1,401,850
   5,150,000      Qingling Motors Company ........................    2,658,997
  10,385,000      Tingyi (Cayman Islands) Holding Company ........    2,587,108
                                                                     ----------
                                                                     18,333,061
                                                                     ----------

                  HUNGARY: 1.0%
     62,500       Zalakeramia Rt. ................................    2,421,121
                                                                     ----------

                  INDIA: 6.9%
    175,400       Hindalco Industries, Ltd. ......................    4,791,649
    452,200       Hindustan Petroleum Corporation, Ltd.2 .........    5,734,598
    342,400       Videsh Sanchar Nigam, Ltd.1,2 ..................    7,104,800
                                                                     ----------
                                                                     17,631,047
                                                                     ----------


                  INDONESIA: 5.3%
  1,745,000       PT Fiskar Agung Perkasa2 .......................    2,816,831
  2,412,000       PT Ramayana Lestari Sentosa2 ...................    6,943,861
  2,375,000       PT Tambang Timah ...............................    3,687,281
                                                                     ----------
                                                                     13,447,973
                                                                     ----------

                  ISRAEL: 1.4%
     54,300       Teva Pharmaceutical Industries, Ltd. (ADR) .....    3,519,319
                                                                     ----------

LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
June 30, 1997 (unaudited) (continued)

     Number of                                                        Value
      Shares            Security                                     (Note 1)
-------------------------------------------------------------------------------
              MALAYSIA: 3.8%
   445,200    Hong Leong Credit Bhd ..............................    $1,658,032
    37,100    Hong Leong Credit Bhd (Rights)2 ....................        36,747
 1,628,000    Magnum Corporation Bhd .............................     2,451,026
   300,000    Sungei Way Holdings Bhd ............................       565,768
 1,451,000    Tanjong Plc2 .......................................     5,001,458
                                                                      ----------
                                                                       9,713,031
                                                                      ----------

              MEXICO: 10.7%
   686,300    Cemex S.A. de C.V. "B"2 ............................     3,338,960
 1,805,000    Cifra S.A. de C.V ..................................     2,881,822
   142,600    Grupo Casa Autrey, S.A. de C.V. (ADR) ..............     2,896,563
 1,890,400    Grupo Financiero Banamex2 ..........................     4,848,084
   111,000    Grupo Imsa S.A. de C.V .............................     2,997,000
 2,908,900    Grupo Industrial Maseco S.A. de C.V ................     3,174,204
    71,500    Grupo Televisa S.A. (ADR)2 .........................     2,171,813
    64,500    Telefonos de Mexico S.A ............................     3,079,875
   168,900    Vitro Sociedad Anonima (ADR) .......................     1,900,125
                                                                      ----------
                                                                      27,288,446
                                                                      ----------

              PAKISTAN: 0.6%
   313,700    Pakistan Investment Fund2 ..........................     1,646,925
                                                                      ----------


              PERU: 1.0%
    99,700    Telefonica del Peru S.A. (ADR) .....................     2,610,894
                                                                      ----------


              PHILIPPINES: 4.2%
 7,819,000    C & P Homes, Inc. ..................................     2,934,792
 7,851,000    Fortune Cement Corporation .........................     1,905,004
 2,834,425    International Container Terminal Service, Inc.2 ....     1,450,740
   535,270    Manila Electric Company "B" ........................     2,638,196
 4,867,000    Universal Robina Corporation .......................     1,771,428
                                                                      ----------
                                                                      10,700,160
                                                                      ----------

LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
June 30, 1997 (unaudited) (continued)

     Number of                                                        Value
      Shares            Security                                     (Note 1)
-------------------------------------------------------------------------------
               POLAND: 3.4%
    89,164     Debica S.A .......................................     $1,831,442
   385,480     Elektrim Towarzystwo Handlowe S.A ................      3,354,809
   359,100     Polifarb Cieszyn Wroclaw S.A.2 ...................      1,824,869
   170,200     Stomil Olsztyn S.A.2 .............................      1,631,436
                                                                      ----------
                                                                       8,642,556
                                                                      ----------

               PORTUGAL: 1.1%
    72,100     Portugal Telecom S.A .............................      2,912,054
                                                                      ----------

               RUSSIA: 6.8%
   262,100     LUKoil Holdings of Russia2 .......................      5,145,023
 1,292,800     Rostelekom2 ......................................      5,016,064
19,869,000     Unified Energy System2 ...........................      7,152,840
                                                                      ----------
                                                                      17,313,927
                                                                      ----------

               SINGAPORE: 3.3%
   821,000     Jardine Strategic Holdings, Ltd. .................      3,103,380
    41,050     Jardine Strategic Holdings, Ltd. (Warrants)2 .....          1,847
 1,623,600     Want Want Holdings2 ..............................      5,390,352
                                                                      ----------
                                                                       8,495,579
                                                                      ----------

               SOUTH AFRICA: 1.4%
   128,700     Liberty Life Association of Africa, Ltd. .........      3,490,997
                                                                      ----------

               SOUTH KOREA: 1.1%
    30,700     Samsung Electronics Company.......................      2,437,329
       448     Samsung Electronics Company (Rights)2 ............         12,108
     4,920     Suheung Capsule2 .................................        318,027
                                                                      ----------
                                                                       2,767,464
                                                                      ----------

               TAIWAN: 3.0%
   306,125     Taiwan Fund, Inc. ................................      7,729,656
                                                                      ----------

               THAILAND: 1.2%
   268,000     BEC World Public Company .........................      2,296,699
   310,000     Matichon Public Company, Ltd. ....................        718,008
                                                                      ----------
                                                                       3,014,707
                                                                      ----------

LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
June 30, 1997 (unaudited) (continued)

     Number of
     Shares or                                                        Value
 Principal Amount                    Security                       (Note 1)
--------------------------------------------------------------------------------

               TURKEY: 3.4%
  32,376,871   Akbank T.A.S .....................................   $  2,784,411
  23,196,000   Arcelik A.S ......................................      3,131,460
   5,533,000   Eregli Demir Ve Celik Fabrikalari T.A.S ..........        924,011
   1,969,000   Petkim Petrokimya Holding ........................        677,336
   6,519,442   Petrol Ofisi A.S .................................      1,232,175
                                                                    ------------
                                                                       8,749,393
                                                                    ------------
               VENEZUELA: 1.7%
     102,300   Compania Anonima Nacional
                  Telefonos de Venezuela (ADR)2 .................      4,411,688
                                                                    ------------

               TOTAL COMMON STOCKS (cost $224,156,096) ..........    250,352,469
                                                                    ------------


               SHORT-TERM INVESTMENTS: 0.3%
  $ 900,000  U.S. Treasury Bills 5.16%, Due 12/11/97
                (cost $878,888) .................................        878,922
                                                                     -----------

               TOTAL INVESTMENTS: 98.7%
                 (cost $225,034,984+) (Note 1) ..................    251,231,391
               Other assets in excess of liabilities: 1.3% ......      3,366,391
                                                                     -----------

               TOTAL NET ASSETS: 100.0% (equivalent to $13.12
                 per share on 19,409,472 shares outstanding) ....   $254,597,782
                                                                    ============


1Restricted Securities (Note 6).
2Non-income producing securities.
ADR--American Depository Receipt.
+Aggregate cost for Federal income tax purposes is $225,036,258.
                        --------------------------------
At June 30, 1997, the composition of the Fund's net assets by industry concentration was as follows:

Banking ....................................................     9.4%
Capital Equipment ..........................................     1.2
Construction and Housing ...................................     2.0
Consumer (Durables) ........................................     4.8
Consumer (Non-Durables) ....................................     7.8
Electrical and Electronics .................................     1.0
Energy Sources .............................................     8.7
Financial Services .........................................     3.1
Health & Personal Care .....................................     3.2
Materials ..................................................    14.8
Merchandising ..............................................     4.9
Multi-Industry .............................................     8.8
Services ...................................................     5.1
Telecommunications .........................................    15.2
Trade ......................................................     1.3
Transportation .............................................     0.1
U.S. Government Obligations ................................     0.3
Utilities ..................................................     7.0
Other Assets ...............................................     1.3
                                                               -----
Total Net Assets ...........................................   100.0%
                                                               =====

LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
June 30, 1997 (unaudited)

ASSETS
Investments at value (cost $225,034,984) (Note 1) ..............   $251,231,391
Cash ...........................................................        242,280
Receivable for investment securities sold ......................      5,307,112
Receivable for shares sold .....................................        645,259
Dividends and interest receivable ..............................        689,445
Foreign taxes recoverable ......................................         24,038
                                                                   ------------
     Total Assets ..............................................    258,139,525
                                                                   ------------
LIABILITIES
Due to Lexington Management Corporation (Note 2) ...............        223,255
Payable for shares redeemed ....................................      2,858,055
Accrued expenses ................................. .............        460,433
                                                                   ------------
     Total Liabilities .........................................      3,541,743
                                                                   ------------

NET ASSETS (equivalent to $13.12 per share
  on 19,409,472 shares outstanding) (Note 3) ...................   $254,597,782
                                                                   ============

NET ASSETS consist of:
Capital stock--authorized 100,000,000 shares,
    $1.00 par value per share ..................................   $ 19,409,472
Additional paid-in capital (Note 1) ............................    217,682,431
Undistributed net investment income (Note 1) ...................        903,673
Accumulated net realized loss on investments
and foreign currency transactions (Note 1) .....................     (9,604,890)
Net unrealized appreciation of investments
and foreign currency transactions ..............................     26,207,096
                                                                   ------------
                                                                   $254,597,782
                                                                   ============



The Notes to Financial Statements are an integral part of this statement.

LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC.
STATEMENT OF OPERATIONS
Six months ended June 30, 1997 (unaudited)


INVESTMENT INCOME

Dividends .................................................   $  3,181,900
Interest ..................................................        537,634
                                                              ------------
                                                                 3,719,534
Less: Foreign tax expense .................................        306,175
                                                              ------------
      Total investment income .............................                        $  3,413,359

Expenses
      Investment advisory fee (Note 2) ....................      1,378,197
      Transfer agent and shareholder
           services expense (Note 2) ......................        419,749
      Custodian fees ......................................        332,256
      Accounting expenses (Note 2) ........................        112,053
      Printing and mailing expenses .......................         83,058
      Registration fees ...................................         29,684
      Professional fees ...................................         27,459
      Computer processing fees ............................          8,516
      Directors' fees and expenses ........................          7,774
      Other expenses ......................................         54,198
                                                              ------------
           Total expenses .................................                           2,452,944
                                                                                   ------------
                Net investment income .....................                             960,415

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 4)
      Net realized gain (loss) on:
           Investments ....................................     17,868,337
           Foreign currency transactions ..................       (147,761)
                                                              ------------

Net realized gain .........................................                          17,720,576
Net change in unrealized appreciation (depreciation) on:
           Investments ....................................     16,625,432
           Foreign currency translation of
               other assets and liabilities ...............         14,833
                                                              ------------
                Net change in unrealized appreciation .....                           16,640,265
                                                                                    ------------
                Net realized and unrealized gain ..........                           34,360,841
                                                                                    ------------

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..........                         $ 35,321,256
                                                                                    ============



    The Notes to Financial Statements are an integral part of this statement.

LEXINGTON WORLDWIDE EMERGING MARKET FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                                                                  Six months
                                                                                     ended            Year ended
                                                                                 June 30, 1997       December 31,
                                                                                  (unaudited)            1996
                                                                                  -----------         -----------

Net investment income (loss) .............................................          $  960,415          $ (18,395)
Net realized gain on investments and
  foreign currency transactions ..........................................          17,720,576          7,337,532
Net change in unrealized appreciation on
     investments and foreign currency transactions .......................          16,640,265         12,557,378
                                                                                   -----------        -----------

       Increase in net assets resulting from operations ..................          35,321,256         19,876,515
Decrease in net assets from capital share transactions (Note 3) ..........         (35,396,280)       (30,748,162)
                                                                                   -----------        -----------

               Net decrease in net assets ................................             (75,024)       (10,871,647)
NET ASSETS
Beginning of period ......................................................         254,672,806        265,544,453
                                                                                   -----------        -----------
End of period (including undistributed net investment income of
     $903,673 and distributions in excess of net investment
     income of $56,742, respectively) ....................................        $254,597,782       $254,672,806
                                                                                  ============       ============



   The Notes to Financial Statements are an integral part of these statements.

LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 1997 (unaudited) and December 31, 1996

1.  SIGNIFICANT ACCOUNTING POLICIES

Lexington Worldwide Emerging Markets Fund, Inc. (the "Fund") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term growth of capital primarily through investment in equity securities domiciled in, or doing business in, emerging countries and emerging markets. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

     INVESTMENTS Security transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked prices is used. Securities traded on the over-the-counter market are valued at the mean between the last current bid and asked price. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by Fund management in good faith under the direction of the Fund's Board of Directors. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

     FOREIGN CURRENCY TRANSACTIONS Foreign currencies (and receivables and payables denominated in foreign currencies) are translated into U.S. dollar amounts at current exchange rates. Translation gains or losses resulting from changes in exchange rates and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations. In addition, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk in the purchase or sale of securities denominated in foreign currency. The Fund may also enter into such contracts to hedge against changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are closed and are reported in the statement of operations.

     FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

     DISTRIBUTIONS Dividends from net investment income and net realized capital gains are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1996, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

LEXINGTON  WORLDWIDE  EMERGING  MARKETS FUND, INC.
NOTES TO FINANCIAL STATEMENTS June 30, 1997 (unaudited) and December 31, 1996 (continued)

     USE OF ESTIMATES The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATE

     The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 1.00% of the Fund's average daily net assets. For 1997, LMC has agreeed to voluntarily limit the total expenses of the fund (including management fees, but excluding interest, taxes, brokerage commission and extraordinary expenses) to an annual rate of 2.50% of the Fund's average daily net assets. No reimbursement was required for the six months ended June 30, 1997.

     The Fund reimbursed LMC for certain expenses, including accounting and shareholder servicing costs of $238,965 which are incurred by the Fund, but paid by LMC.

3. CAPITAL STOCK

Transactions in capital stock were as follows:

                                               Six months ended
                                                 June 30, 1997                    Year ended
                                                  (unaudited)                  December 31, 1996
                                           -------------------------       -------------------------
                                            Shares          Amount          Shares         Amount
                                         ------------     ----------       ---------    ------------
Shares sold ........................        8,666,819    $108,327,707      22,719,087   $266,562,359
Shares redeemed ....................      (11,418,582)   (143,723,987)    (25,383,903)  (297,310,521)
                                            ---------     -----------       ---------    -----------
  Net decrease .....................       (2,751,763)   $(35,396,280)    (2,664,816)   $(30,748,162)
                                            =========     ===========       =========    ===========


4.  PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from sales of securities for the six months ended June 30, 1997, excluding short-term securities, were $176,564,761 and $215,195,135, respectively.

     At June 30, 1997 aggregate gross unrealized appreciation for all securities and foreign currency holdings (including foreign currency receivables and payables) in which there is an excess of value over tax cost amounted to $39,421,716 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $13,214,620.

LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 1997 (unaudited) and December 31, 1996 (continued)

5.  INVESTMENT AND CONCENTRATION RISKS

The Fund's investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

     In  addition to the risks  described  above,  risks may arise from  forward
foreign  currency   contracts  as  a  result  of  the  potential   inability  of
counterparties to meet the terms of their contracts.

 6. RESTRICTED SECURITIES

The following securities were purchased under Rule 144A of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may be sold only to qualified institutional investors.


                                          Acquisition                   Average Cost       Market        % of Net
Security                                     Date          Shares         Per Share         Value         Assets
-------                                    ---------      --------       ----------        ------         -------
Jiangsu Expressway
  Company, Ltd. ......................      6/24/97        900,000         $ 0.41        $  319,467         0.13%
VideshSanchar Nigam, Ltd. ............      3/24/97        342,400         $17.09         7,104,800         2.79%
                                                                                          ---------         -----
                                                                                         $7,424,267         2.92%
                                                                                          =========         =====



Pursuant to guidelines adopted by the Fund's Board of Directors, these unregistered securities have been deemed to be illiquid. The Fund currently limits investment in illiquid securities to 15% of the Fund's net assets, at market value, at the time of purchase.

LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC.
FINANCIAL HIGHLIGHTS

Selected per share data for a share outstanding throughout the period:


                                                          Six months
                                                            ended
                                                         June 30, 1997           Year ended December 31,
                                                                         ------------------------------------------
                                                          (unaudited)   1996          1995         1994        1993
                                                          ----------    ----          -----        -----     -----

Net asset value, beginning of period ..................     $11.49      $10.70        $11.47       $13.96    $ 8.66
                                                            ------      ------        ------       ------    ------
Income (loss) from investment operations:
  Net investment income (loss) ........................       0.05         --          0.08        (0.01)      0.05

  Net realized and unrealized gain
    (loss) on investments and foreign currency
    transactions ......................................       1.58        0.79         (0.76)       (1.92)     5.43
                                                            ------      ------        ------       ------    ------
Total income (loss) from investment operations ........       1.63        0.79         (0.68)       (1.93)     5.48
                                                            ------      ------        ------       ------    ------
Less distributions:
  Dividends from net investment income ................        --          --          (0.08)         --      (0.01)
  Distributions in excess of net investment income
    (temporary book-tax difference) ...................        --          --          (0.01)         --         --
  Distributions from net realized gains ...............        --          --            --         (0.47)    (0.17)
  Distributions in excess of net realized gains
    (temporary book-tax difference) ...................        --          --            --         (0.09)       --
                                                            ------      ------        ------       ------    ------
Total distributions ...................................        --          --          (0.09)       (0.56)    (0.18)
                                                            ------      ------        ------       ------    ------

Net asset value, end of period ........................     $13.12      $11.49        $10.70       $11.47    $13.96

                                                            ======      ======        ======       ======    ======
Total return ..........................................     30.67%*       7.38%       (5.93%)     (13.81%)   63.37%

Ratio to average net assets:
  Expenses ............................................      1.78%*       1.76%         1.88%        1.65%     1.64%
  Net investment income (loss) ........................      0.70%*      (0.01%)         .70%       (0.06%)    0.21%
Portfolio turnover rate ...............................    139.44%*      86.26%        92.85%       79.56%    38.35%
Average commission paid on equity
   security transactions** ............................        --           --            --           --        --
Net assets at end of period
   (000's omitted) ....................................  $254,598     $254,673      $265,544      $288,581  $230,473


--------------

 * Annualized

** The average commission paid on equity security transactions for the six months ended June 30, 1997 and the year ended December 31, 1996 is less than $0.005 per share of securities purchased and sold. In accordance with SEC disclosure guidelines, average commissions are calculated beginning with the year ended December 31, 1996, but not for prior periods.

LEXINGTON INVESTOR SERVICES
--------------------------------------------------------------------------------

AS A LEXINGTON SHAREHOLDER, YOU SHOULD BE AWARE OF THE MANY SERVICES AVAILABLE TO YOU.

NO LOAD--The Lexington Funds are no load funds. That is, investments and redemptions are made without any sales charges, commissions or redemption fees.
                                ----------------

FREE TELEPHONE EXCHANGE--Investments in the Lexington Funds may be exchanged for shares of a different Lexington Fund at any time.
                                ----------------

CHECK  WRITING   PRIVILEGES--Lexington  Money  Market  Trust  permits  investors immediate access to their funds with check writing for withdrawals from their account.
                                ----------------

TAX SHELTERED PLANS--IRA, Keogh, Pension, and Profit Sharing Prototype Plans are available to qualified individuals. These plans offer investment flexibility through the Share Exchange Service, simplified record keeping, convenience and investment supervision.
                                ----------------

CUSTODIAL ACCOUNTS FOR MINORS--Investments may be made on behalf of minors under the Uniform Gifts to Minors Act currently in effect in all states.

                                ----------------

SYSTEMATIC WITHDRAWAL PLAN--An investor may elect to receive a fixed amount from his or her account each month or quarter, subject to certain minimums.
                                ----------------

COMPLETE RECORD KEEPING--A statement is provided for every transaction in addition to a year-end statement with tax information.


THE LEXINGTON GROUP OF
NO LOAD INVESTMENT COMPANIES


LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC.--Seeks long-term growth of capital primarily through investment in equity securities of companies domiciled in, or doing business in, emerging countries and emerging markets.

LEXINGTON GLOBAL FUND, INC.--Seeks long-term growth of capital primarily through investment in common stocks of companies domiciled in foreign countries and the United States.

LEXINGTON INTERNATIONAL FUND, INC.--Seeks long-term growth of capital through investment in companies domiciled in foreign countries.


LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.--Seeks long-term capital appreciation through investments primarily in the equity securities of Russian companies.

LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND, INC. --Seeks long-term capital appreciation through investment in companies domiciled in the Asia Region with a market capitalization of less than $1 billion.

LEXINGTON RAMIREZ GLOBAL INCOME FUND--Seeks high current income. Capital appreciation is a secondary objective. The Fund invests in a combination of foreign and domestic high-yield, lower rated debt securities.

LEXINGTON GOLDFUND, INC.--Seeks capital appreciation through investment in gold bullion and shares of gold mining companies.

LEXINGTON GROWTH AND INCOME FUND, INC.--Seeks capital appreciation over the long-term through investments in the stocks of large, ably managed and well financed companies.

LEXINGTON CORPORATE LEADERS TRUST FUND--Seeks capital growth and reasonable income through investment in an equal number of shares of an established list of American blue chip corporations.

LEXINGTON SMALLCAP VALUE FUND, INC.--Seeks long-term capital appreciation through investment in common stocks of companies domiciled in the United States with a market capitalization of less than $1 billion.

LEXINGTON CONVERTIBLE SECURITIES FUND--Seeks total return by providing capital appreciation, current income and conservation of capital through investments in a diversified portfolio of securities convertible into shares of common stock.

LEXINGTON GNMA INCOME FUND, INC.--Seeks to achieve a high level of current income, consistent with liquidity and safety of principal, through investment primarily in mortgage-backed GNMA ("Ginnie Mae") certificates that are guaranteed as to the timely payment of principal and interest by the United States Government.

LEXINGTON MONEY MARKET TRUST--Seeks a high level of current income consistent with preservation of capital and liquidity through investments in interest bearing short-term money market instruments.


For more complete information about any of the Lexington Funds and a prospectus which includes management fee and expenses call the distributor toll-free at 1-800-526-0057. Read the prospectus carefully before you invest or send money.

LEXINGTON
WORLDWIDE EMERGING MARKETS FUND,INC.


INVESTMENT ADVISER
--------------------------------------------------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

DISTRIBUTOR
--------------------------------------------------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663




--------------------------------------------------------------------------------
ALL SHAREHOLDER REQUESTS FOR SERVICES OF
ANY KIND SHOULD BE SENT TO:

TRANSFER AGENT
----------------------------------------
STATE STREET BANK AND
TRUST COMPANY
c/o National Financial Data Services
1004 Baltimore
Kansas City, Missouri 64105

OR CALL TOLL FREE:
SERVICE AND SALES: 1-800-526-0056
24 HOUR ACCOUNT INFORMATION:
1-800-526-0052
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
(800) 526-0052
                                    "LEXLINE"
                   24 hour toll-free telephone access to your
                             Lexington Fund account
                  Price/Yield o Account Balances o Exchanges o
             Last Transactions o Total Return o Duplicate Statements
--------------------------------------------------------------------------------



This  report  has been  prepared  for the  information  of the  shareholders  of
Lexington Worldwide Emerging Markets Fund, Inc. and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.




--------------------------------------------------------------------------------
                                    LEXINGTON
--------------------------------------------------------------------------------



================================================================================

                                    LEXINGTON
                                    WORLDWIDE
                                    EMERGING
                                     MARKETS
                                    FUND, INC.

                                ----------------

                        Seeks long-term growth of capital
                         primarily through investment in
                              equity securities of
                        companies domiciled in, or doing
                         business in, emerging countries
                              and emerging markets.

                                ----------------

                               SEMI-ANNUAL REPORT
                                  JUNE 30, 1997
                               The Lexington Group
                                   of NO LOAD
                              Investment Companies

================================================================================